                                                                   EXHIBIT 10.49


SIXTH AMENDMENT AGREEMENT (THE "SIXTH AMENDMENT") TO THE REVOLVING LOAN AGREEMENT WITH SECURITY INTEREST ENTERED INTO BY AND AMONG GRUPO INDUSTRIAL SANTA ENGRACIA, S.A. DE C.V. (`BORROWER"), AS BORROWER, INDUSTRIAS CITRICOLAS DE MONTEMORELOS, S.A. DE C.V. ("ICMOSA") AND AGROMARK, S.A. DE C.V. ("AGROMARK"), AS GUARANTORS, THE UNIMARK GROUP, INC. ("GROUP"), AS GUARANTOR AND PLEDGOR, MR. RAFAEL VAQUERO BAZAN AND MR. JOSE MARIA MARTINEZ BORHEZ, AS PLEDGORS, AND COOPERATIEVE CENTRALE-RAIFFEISSEN BOERENLEENBANK B.A. "RABOBANK INTERNATIONAL" ("BANK"), AS LENDER.

                                    RECITALS

         A. Borrower and Bank executed a Revolving Loan Agreement with Security Interest on April 10, 1997 by means of which Bank, subject to the terms and conditions set forth therein, extended to Borrower an uncommitted U.S. $8,500,000 (Eight Million Five Hundred Thousand Dollars, currency of the United States of America) revolving loan facility, as amended by the Amendment Agreement dated April 30, 1998 (the "FIRST AMENDMENT"), the Second Amendment Agreement dated December 31, 1998 (the "SECOND AMENDMENT"), the Third Amendment Agreement dated June 9, 1999 (the "THIRD AMENDMENT"), the Fourth Amendment Agreement dated June 1, 2000 (the "FOURTH AMENDMENT"), and the Fifth Amendment dated September 1, 2000 (the "FIFTH AMENDMENT") (collectively, the "LOAN AGREEMENT").

         B. ICMOSA and Agromark executed the Loan Agreement in order to guarantee the punctual payment of the Gise Obligations (as defined in the Loan Agreement") by Borrower (the "AFFILIATE GUARANTY").

         C. On April 10, 1997, Group executed a Guaranty in favor of Bank, as such document has been ratified and amended by certain amendments dated as of April 30, 1998 and December 31, 1998 (collectively, the "GROUP GUARANTY"), by means of which Group guaranteed the punctual payment of the Gise Obligations by Borrower.

         D. On April 10, 1997, Group, Pledgors and Bank executed a pledge agreement, as amended by that certain amendment agreement executed by those parties on May 29, 1997, ratified by that certain agreement dated as of April 30, 1998, by means of which Pledgors pledged in favor of Bank 100% of the issued and outstanding stock of Borrower, ICMOSA and Agromark in order to guarantee the punctual payment of the Gise Obligations by Borrower, with the amount of stock of GISE being pledged being reduced to 48% of the issued and outstanding stock of GISE pursuant to that certain second amendment agreement dated as of February 21, 2000 (collectively, the "PLEDGE AGREEMENT"). Borrower, Guarantors, Group, and Pledgors are referred to individually as a "LOAN PARTY" and collectively as the "LOAN PARTIES."

         E. The Loan Agreement was recorded before the Public Registry of Commerce of the city of Cuidad Victoria, State of Tamaulipas under number 46, volume 96, book 2.

         F. Borrower and its Affiliates and Bank executed a Waiver of Defaults dated as of August 12, 1998, by the terms of which Bank waived certain defaults existing under the Loan Agreement.

         G. Borrower and its Affiliates and Bank executed a Waiver of Defaults dated as of April 14, 1999, by the terms of which Bank waived certain defaults existing under the Loan Agreement.

         H. By letter dated July 19, 1999 (the "JULY 1999 LETTER"), Bank advised Borrower that (1) Bank was exercising its right, pursuant to Section 2.13 of the Loan Agreement, to deny Borrower's request for further advances under the Loan Agreement, (2) any outstanding requests not yet funded would not be funded, and
(3) all outstanding advances were to be repaid as they matured in accordance with the Loan Agreement.

         I. By letter dated August 11, 1999, (the "AUGUST 1999 LETTER") Bank advised Borrower that notwithstanding the July 1999 Letter, that as each outstanding Advance under the Loan Agreement came due, such Advance could be renewed for successive thirty (30) day periods.



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         J. Borrower and Bank executed a Waiver of Defaults dated as of November
12, 1999, by the terms of which Bank waived certain defaults existing under the Loan Agreement and reduced the Commitment under the Loan Agreement to $4,250,000 (currency of the United States of America).

         K. Borrower and its Affiliates and Bank executed a Waiver of Defaults dated as of April 12, 2000, by the terms of which Bank waived certain defaults existing under the Loan Agreement.

         L. Group executed a Collateral Assignment of Note and Security dated as of June 1, 2000 (the "COLLATERAL ASSIGNMENT") for the benefit of Bank pursuant to which Group collaterally assigned to Bank as additional security for the Gise Obligations that certain Four Year Secured Term Note dated October 2, 1999, executed by SFFI Company, Inc., payable to the order of Group in the original principal amount of $1,100,000.00, with interest as therein provided (the "COLLATERAL NOTE") and all security for the Collateral Note.

         M. Borrower and its Affiliates and Bank executed a Waiver of Defaults dated as of August 11, 2000, by the terms of which Bank waived certain defaults existing under the Loan Agreement.

         N. Borrower and Bank have agreed to amend certain provisions set forth in the Loan Agreement.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. LOAN DOCUMENTS ARE IN FULL FORCE. Except as specifically provided herein, all the terms of the Loan Agreement, the Promissory Notes, the Group Guaranty, the Pledge Agreement, the Collateral Assignment, and the other Gise Loan Documents (as defined in the Loan Agreement) and their related documents are unaffected hereby and remain in full force and effect.

         2. SAME TERMS. All terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Agreement and in the Gise Loan Documents to the "Agreement" shall mean the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and this Sixth Amendment and as the same shall hereafter be amended from time to time.

         3. AMENDMENTS TO LOAN AGREEMENT. Effective as of January 1, 2001, the following changes shall be made to the Loan Agreement:

                  a. Borrower and Bank agree that the uncommitted revolving loan facility under the Loan Agreement shall be available until April 30, 2001, subject to the terms and conditions of the Loan Agreement as amended hereby, at which time all Gise Obligations under the Loan Agreement shall be due and payable in full. Accordingly, Section 2.07 of the Loan Agreement is amended in its entirety to read as follows:

                  "2.07 Repayment of Gise Loans. The Borrower shall repay to the Bank the full principal amount of each Advance on each Principal Payment Date or such earlier date on which the Gise Obligations have been declared due and payable in accordance with the terms hereof; provided, however, that if not sooner declared due and payable, the Gise Obligations shall be due and payable in full on April 30, 2001."

                  b. The definition of "Borrowing Base" in Article One of the Loan Agreement is amended in its entirety to read as follows:

                  "`Borrowing Base," as of any date of determination, means an amount equal to the sum of (i) 85% (eighty-five percent) of the face amount expressed in Dollars of Eligible Accounts (net of maximum discounts, offsets, credits, retains and any other amounts deferred with respect thereto), plus (ii) 60% (sixty percent) of the value expressed in Dollars of all citrus oils and essences determined at the average market price received over the last thirty (30) days, or the last three (3) sales if there have not been at least five (5) sales in the last thirty (30)



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         days, plus (iii) 80% (eighty percent) of the value expressed in Dollars of frozen concentrated orange juice Inventory ("FCOJ Inventory") at the lower of (A) the average of the last thirty (30) days' cash sales, or
         (B) the near term futures contract, plus (iv) 80% (eighty percent) of non-frozen orange juice Inventory ("NCF Inventory") at the average market price received over the last thirty (30) days, or the last three
         (3) sales if there have not been at least five (5) sales in the last thirty (30) days, plus (v) the balance of the Cash Collateral and minus
         (vi) the Gise Loans."

                  c. Exhibit "B" to the Loan Agreement is amended in its entirety by substituting therefor Exhibit "B" attached hereto.

         4. REPRESENTATIONS AND WARRANTIES OF LOAN PARTIES. As an inducement to Bank to enter into this Sixth Amendment, each Loan Party makes the following representations and warranties to Bank (which survive the execution and delivery of this Sixth Amendment):

                  a. Each Loan Party is in compliance in all material respects with all covenants contained in the Loan Agreement and the documents related thereto.

                  b. All representations and warranties of each Loan Party contained in the Loan Agreement and the other Gise Loan Documents are true and correct in all material respects on and as of this date.

                  c. No default exists under the Loan Agreement.

                  d. No adverse change in condition (financial or otherwise) of Borrower or any of its Affiliates not previously disclosed to the Bank in writing or any other event has occurred which creates a possibility of adversely affecting: (i) the condition (financial or otherwise) of Borrower or any of its Affiliates, or Borrower and its Affiliates taken as a whole; (ii) the validity or enforceability of the Loan Agreement or any documents related thereto; or
(iii) the ability of Borrower, or any Affiliate of Borrower, to meet and carry out their respective obligations under the Loan Agreement or any documents related thereto or to perform the transactions contemplated thereby.

                  e. All information that any Loan Party or any Affiliate of a Loan Party has provided to Bank in connection herewith is true and accurate and no Loan Party nor any Affiliate of a Loan Party has failed to disclose any information of a material nature regarding its financial condition.

                  f. Each of the Loan Parties has the full power, authority and legal right to execute, deliver, perform and observe the provisions of the Loan Agreement, this Sixth Amendment and any document executed pursuant to this Sixth Amendment, and to carry out the transactions contemplated hereby and thereby.

                  g. The execution, delivery and performance by each of the Loan Parties of its respective obligations under the Loan Agreement and the documents related thereto have been duly authorized by all necessary action, and does not and will not require any registration with, consent or approval of, or notice to, or any action by, any person. The Loan Agreement and the documents related thereto including this Sixth Amendment constitute the legal, valid and binding obligation of the Loan Parties and each of them enforceable against such party in accordance with their respective terms.

                  h. The execution and delivery of this Sixth Amendment, and the compliance with its terms as contemplated herein, will not result in a breach of any of the terms or conditions of, or result in the imposition of any lien, charge or encumbrance upon any of the collateral referred to in the Loan Agreement or any document related thereto (the "COLLATERAL") or constitute a default (with due notice or lapse of time or both) or result in an occurrence of any event of default for which any holder or holders of indebtedness for borrowed money may declare the same due and payable under any indenture, agreement, order, judgment or instrument under which any Loan Party is a party or by which any Loan Party or the Collateral may be bound or affected, and will not violate any provision of applicable law.

                  i. There are no suits, actions or proceedings (whether or not purportedly on behalf of Borrower or any Affiliate of Borrower) pending, or to the knowledge of any Loan Party threatened, against or affecting any Loan Party or the Collateral at law or in equity, before or by any person which, if determined adversely to any Loan Party, would have a material adverse effect on the business or condition (financial or otherwise) of any Loan Party or the Collateral. No Loan


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Party is in violation of or in default with respect to any applicable laws or regulations which materially affect the operations or conditions (financial or otherwise) of any Loan Party or the Collateral, nor is it in violation of or in default with respect to any order, writ, injunction, demand or decree of any court or any person or in violation or in default in any material respect under any indenture, agreement or instrument, under which any Loan Party is a party or may be bound, other than as may exist under the Notes.

                  j. No property, tangible or intangible, subject to any security interest, mortgage, deed of trust, pledge, lien, or encumbrance to Bank is subject to any other security interest, mortgage, deed of trust or encumbrance.

                  k. Borrower is a corporation duly organized, validity existing and in good standing under the laws of Mexico and is authorized to transact business in all necessary jurisdictions.

         Each Loan Party, jointly and severally, agrees to indemnify and hold Bank harmless against any losses, claim, damage, liability or expense (including, without limitation, attorneys' fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

         5. RATIFICATION OF GUARANTY. Each of ICMOSA and Agromark hereby recognizes, ratifies, approves and confirms the validity of its respective Affiliate Guaranty and agrees that said Affiliate Guaranty continues to secure the indebtedness evidenced by the Loan Agreement as amended by this Sixth Amendment and the documents related thereto. Group hereby recognizes, ratifies, approves and confirms the validity of the Group Guaranty and agrees that the Group Guaranty continues to secure the indebtedness evidenced by the Loan Agreement as amended by this Sixth Amendment and the documents related thereto. The Affiliate Guaranties and the Group Guaranty are referred to individually as a "GUARANTY AGREEMENT" and collectively as the "GUARANTY AGREEMENTS."

         6. REPRESENTATIONS AND WARRANTIES OF GUARANTORS. As an inducement to Bank to enter into this Sixth Amendment, each of Group and the Guarantors make the following representations and warranties to Bank (which survive the execution and delivery of this Sixth Amendment):

                  a. No adverse change in condition (financial or otherwise) of Group or any Guarantor not previously disclosed to Bank in writing or any other event has occurred which creates the possibility of adversely affecting: (i) the condition (financial or otherwise) of Group or any Guarantor; (ii) the validity or enforceability of any Guaranty Agreement; or (iii) the ability of Group or any Guarantor to meet and carry out its respective obligations under any Guaranty Agreement.

                  b. Subject to Bank's waiver of the defaults of specific provisions of the Loan Agreement set forth herein, each of Group and the Guarantors is in compliance in all material respects with all covenants contained in the Guaranty Agreements.

                  c. All representations and warranties of each of Group and the Guarantors contained in the Guaranty Agreements are true and correct in all material respects on and as of this date.

         7. RATIFICATION OF PLEDGE AGREEMENT. Each of Group and Pledgors hereby recognizes, ratifies, approves and confirms the validity of the Pledge Agreement and agrees that the Pledge Agreement continues to secure the indebtedness evidenced by the Loan Agreement as amended by this Sixth Amendment and the documents related thereto.

         8. REPRESENTATIONS AND WARRANTIES OF PLEDGORS. As an inducement to Bank to enter into this Sixth Amendment, each of Group and the Pledgors make the following representations and warranties to Bank (which survive the execution and delivery of this Sixth Amendment):

                  a. No adverse change in condition (financial or otherwise) of Group or any Pledgor not previously disclosed to Bank in writing or any other event has occurred which creates the possibility of adversely affecting: (i) the condition (financial or otherwise) of Group or any Pledgor; (ii) the validity or enforceability of the Pledge Agreement; or (iii) the ability of Group or any Pledgor to meet and carry out its respective obligations under the Pledge Agreement.


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                  b. Subject to Bank's waiver of the defaults of specific
provisions of the Loan Agreement set forth herein, each of Group and the Pledgors is in compliance in all material respects with all covenants contained in the Pledge Agreement.

                  c. All representations and warranties of each of Group and the Pledgors contained in the Pledge Agreement are true and correct in all material respects on and as of this date.

         9. RATIFICATION OF COLLATERAL ASSIGNMENT. Group hereby recognizes, ratifies, approves and confirms the validity of the Collateral Assignment and agrees that the Collateral Assignment continues to secure the indebtedness evidenced by the Loan Agreement as amended by this Sixth Amendment and the documents related thereto.

         10. REPRESENTATIONS AND WARRANTIES OF GROUP RELATING TO COLLATERAL ASSIGNMENT. As an inducement to Bank to enter into this Sixth Amendment, Group makes the following representations and warranties to Bank (which survive the execution and delivery of this Sixth Amendment):

                  a. No adverse change in condition (financial or otherwise) of Group not previously disclosed to Bank in writing or any other event has occurred which creates the possibility of adversely affecting: (i) the condition (financial or otherwise) of Group; (ii) the validity or enforceability of the Collateral Assignment; or (iii) the ability of Group to meet and carry out its obligations under the Collateral Assignment.

                  b. Subject to Bank's waiver of the defaults of specific provisions of the Loan Agreement set forth herein, Group is in compliance in all material respects with all covenants contained in the Collateral Assignment.

                  c. All representations and warranties of Group contained in the Collateral Assignment are true and correct in all material respects on and as of this date, except that as of this date the outstanding principal indebtedness owed to Group under the Collateral Note is $920,430.00.

         11. NO RELEASE OF ANY LOAN PARTY. Nothing herein contained shall operate to release any Loan Party from liability to keep and perform all of the terms, conditions, obligations and agreements contained in the Loan Agreement or any of the other Gise Loan Documents.

         12. NO RELEASE OF GUARANTORS. Nothing herein contained shall operate to release any of Group or the Guarantors from liability to keep and perform all of the terms, conditions, obligations and agreements contained in each respective Guaranty Agreement.

         13. NO RELEASE OF PLEDGORS. Nothing herein contained shall operate to release any of Group or the Pledgors from liability to keep and perform all of the terms, conditions, obligations and agreements contained in the Pledge Agreement.

         14. NO RELEASE OF GROUP UNDER COLLATERAL ASSIGNMENT. Nothing herein contained shall operate to release Group from liability to keep and perform all of the terms, conditions, obligations and agreements contained in the Collateral Assignment.

         15. OBLIGATIONS UNAFFECTED. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict, novate ("novacion"), or otherwise affect the obligations of the Loan Parties to Bank as evidenced by the Loan Agreement and the other Gise Loan Documents. As a material inducement to Bank to execute and deliver this Sixth Amendment, each of the Loan Parties acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of and the other obligations created or evidenced by the Loan Agreement or any document related thereto. The parties agree that this Sixth Amendment does not imply a novation of the original obligations, and all those provisions and covenants which have not been expressly amended by this Sixth Amendment will remain in full force and effect, binding the parties as executed. This Sixth Amendment shall be construed jointly with the Loan Agreement and the other Gise Loan Documents.


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         16. NO WAIVER BY THIS SIXTH AMENDMENT. Each of the parties hereto acknowledges that, except to the extent expressly set forth herein, the execution of this Sixth Amendment by Bank is not intended nor shall it be construed as: (a) an actual or implied waiver of any default under the Loan Agreement or any document related thereto; or (b) an actual or implied waiver of any condition or obligation imposed upon any of the parties hereto pursuant to the Loan Agreement or any document related thereto; (c) an actual or implied waiver of any condition or obligation imposed upon any of the Loan Parties; or
(d) affecting any right or rights which Bank may now have or may have in the future under or in connection with the Loan Agreement or any document related thereto.

         17. CONDITIONS OF EFFECTIVENESS.

                  a. Bank shall have received this Sixth Amendment executed by Borrower, each Guarantor, Group, and each Pledgor.

                  b. Corporate resolutions of each of Borrower, each Guarantor, and Group authorizing the execution, delivery and performance of this Sixth Amendment and satisfactory to Bank in form and content.

                  c. Incumbency Certificate to the satisfaction of Bank from Borrower containing specimen signatures of all officers of Borrower who are authorized to execute or attest to this Sixth Amendment or any of the other Gise Loan Documents on behalf of Borrower executed by the President and by the Secretary of Borrower; such certification may be conclusively relied upon by Bank until Bank receives notice in writing from Borrower to the contrary and provides a substitute certificate conforming to the requirements specified by Bank.

                  d. Incumbency Certificate to the satisfaction of Bank from Group containing specimen signatures of all officers of Group who are authorized to execute or attest to this Sixth Amendment or any of the other Loan Documents on behalf of Group executed by the President and by the Secretary of Group; such certification may be conclusively relied upon by Bank until Bank receives notice in writing from Group to the contrary and provides a substitute certificate conforming to the requirements specified by Bank.

                  e. Incumbency Certificate to the satisfaction of Bank from ICMOSA containing specimen signatures of all officers of ICMOSA who are authorized to execute or attest to this Sixth Amendment or any of the other Loan Documents on behalf of ICMOSA executed by the President and by the Secretary of ICMOSA; such certification may be conclusively relied upon by Bank until Bank receives notice in writing from ICMOSA to the contrary and provides a substitute certificate conforming to the requirements specified by Bank.

                  f. Incumbency Certificate to the satisfaction of Bank from Agromark containing specimen signatures of all officers of Agromark who are authorized to execute or attest to this Sixth Amendment or any of the other Loan Documents on behalf of Agromark executed by the President and by the Secretary of Agromark; such certification may be conclusively relied upon by Bank until Bank receives notice in writing from Agromark to the contrary and provides a substitute certificate conforming to the requirements specified by Bank.

                  g. All the conditions precedent set forth in Section 3.2, ADDITIONAL CONDITIONS, of the Loan Agreement shall be satisfied.

                  h. Payment of the U.S. $85,000 (eighty-five thousand Dollars Currency of the United States) in deferred interest, as required by Section 2.04(c) of the Loan Agreement (as added by the Fifth Amendment).

                  i. All of the actions to be taken pursuant to Section 5 of the Second Amendment Agreement dated February 21, 2000, amending the Pledge Agreement shall be completed.

                  j. Payment of all costs and expenses of Bank (including the reasonable fees of Bank's counsel) in connection with the preparation of this Sixth Amendment and any other documents in connection therewith.

                  k. Bank shall have received such other documents, opinions, certifications, consents, waivers, agreements and evidence as Bank may reasonably request.



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         18. POZA RICA PROCESSING PLANT MORTGAGE. Borrower agrees to execute and deliver to Bank by no later than April 30, 2001, (a) a mortgage in form and content acceptable to Bank granting to Bank a first lien on Borrower's Poza Rica Processing Plant, which Mortgage shall be registered before the appropriate Public Registry of Property, and (b) corporation resolutions of Borrower authorizing the execution, delivery and performance of such mortgage and satisfactory to Bank in form and content. Borrower's failure to comply with the provisions of this Section 18 shall constitute an Event of Default under the Loan Agreement as amended hereby.

         19. EXPENSES, WAIVER FEE AND INDEMNITY. The parties hereto agree, whether or not the transactions herein contemplated shall become effective, to reimburse and hold Bank harmless against any liability for the payment of all out-of-pocket expenses arising in connection with the preparation, delivery, administration (including, without limitation, any modification of, or consent or waiver under, the Loan Agreement or any other Gise Loan Document), amendment, interpretation or enforcement of this Sixth Amendment, including, without limitation the reasonable fees and expenses of legal counsel for Bank. Further, each of the Loan Parties jointly and severally agrees to indemnify Bank from and hold it harmless against any and all losses, liabilities, claims, damages and expenses incurred by Bank arising out of its entering into any of this Sixth Amendment, including without limitation, the fees and disbursements of counsel incurred in connection with any litigation or other proceeding arising out of or by reason of any of the aforesaid.

         20. CONFIRMATION OF CONTINUED EFFECTIVENESS OF LOAN AGREEMENT. Each Loan Party hereby confirms and agrees that the Loan Agreement and each of the documents related thereto secures and shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the obligations, as extended by this Sixth Amendment.

         21. SEVERABILITY OF PROVISIONS. In case any one or more of the provisions contained in this Sixth Amendment should be invalid, illegal, or unenforceable in any respect, the validity, legality, or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         22. SUCCESSORS AND ASSIGNS. This Sixth Amendment shall be binding upon and inure to the benefit of each of the Loan Parties and Bank and their respective heirs, administrators, successors and assigns; provided, however, that none of such entities may not transfer its rights under this Sixth Amendment to any other person without the prior written consent of Bank.

         23. GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY THE LAWS OF MEXICO WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES.

         24. AMENDMENT AND WAIVER. No provision of this Sixth Amendment (including, without limitation, any of the documents that are attached hereto in the form of exhibits) may be amended, modified, supplemented, changed, waived, discharged or terminated unless each party hereto consents in writing.

         25. FURTHER ASSURANCES. Each of the Loan Parties shall from time to time execute and deliver all such other documents, instruments and assurances hereof and take all such other actions as may be necessary or reasonably required by Bank to carry into force and effect the purpose and intent of this Sixth Amendment.

         26. AGREEMENT CONTROLLING. In the event of a conflict between the terms and provisions of this Sixth Amendment and the terms and provisions of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

         27. ENTIRE AGREEMENT. This Sixth Amendment (including its recitals and exhibits) constitutes the entire agreement between the parties with respect to the subject matter hereof, and this Sixth Amendment (including its recitals and exhibits) supersedes all previous negotiations, discussions and agreements between the parties with respect to the waiver of defaults, and no parol evidence of any prior or other agreement with respect thereto shall be permitted to contradict or vary the terms hereof.



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



         28. COUNTERPART EXECUTION. This Sixth Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument. In making proof hereof it shall only be necessary to produce one such counterpart.

         29. HEADINGS. The headings of the sections, paragraphs and subdivisions of this Sixth Amendment are for the convenience of reference only, and are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

         30. NO ORAL AGREEMENTS. THIS SIXTH AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTIONS THEREIN DESCRIBED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their respective duly authorized officers to be effective as of the 1st day of January 2001.

                             BORROWER:

                             GRUPO INDUSTRIAL SANTA ENGRACIA, S.A. DE C.V., a Mexican corporation


                             By: /s/ Jose Maria Martinez Brohez
                                 -----------------------------------
                             Name:   Jose Maria Martinez Brohez
                                   ---------------------------------
                             Title:  President
                                   ---------------------------------

                             BANK:

                             COOPERATIEVE CENTRALE  RAIFFEISEN-
                             BOERENLEENBANK B.A., "RABOBANK
                             INTERNATIONAL," NEW YORK BRANCH, a New York
                             State licensed branch of a Netherlands Cooperative Banking Organization


                             By: /s/ Robert Stevens
                                 -----------------------------------
                             Name:   Robert Stevens
                                 -----------------------------------
                             Title:  Vice President
                                 -----------------------------------


                             By: /s/ Robert S. Bucklin
                                 -----------------------------------
                             Name:   Robert S. Bucklin
                                   ---------------------------------
                             Title:  Chief Corporate Banking Officer
                                   ---------------------------------



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



                            GUARANTORS:

                            INDUSTRIAS CITRICOLAS DE MONTEMORELOS, S.A. DE C.V., a Mexican corporation


                            By: /s/ Rafael Vaquero Bazan
                                ---------------------------
                            Name:   Rafael Vaquero Bazan
                                    -----------------------
                            Title:  President
                                    -----------------------

                            AGROMARK S.A. DE C.V., a Mexican corporation


                            By: /s/ Rafael Vaquero Bazan
                                ---------------------------
                            Name:   Rafael vaquero Bazan
                                    -----------------------
                            Title:  President
                                    -----------------------

                            GROUP:

                            THE UNIMARK GROUP, INC.


                            By: /s/ David E. Ziegler
                                ---------------------------
                            Name:   David E. Ziegler
                                    -----------------------
                            Title:  Chief Financial Officer
                                    -----------------------
                            PLEDGORS:


                            /s/ Rafael Vaquero Bazan
                            ------------------------------
                            MR. RAFAEL VAQUERO BAZAN


                            /s/ Jose Maria Martinez Brohez
                            ------------------------------
                            MR. JOSE MARIA MARTINEZ BROHEZ

                                                                       EXHIBIT B

                       FORM OF BORROWING BASE CERTIFICATE

Grupo Industrial Santa Engracia, S.A. de C.V.
Borrowing Base Certificate
Date: As of ________________, 2001

         Re: Gise Loan Agreement

1. We refer to the Revolving Loan Agreement with Security Interest dated as of April 10, 1997 and made among Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. Rabobank Nederland, New York Branch, Grupo Industrial Santa Engracia, S.A. de C.V., Industrias Citricolas de Montemorelos, S.A. de C.V. and AgroMark, S.A. de C.V. (as amended, the "Agreement"). Terms defined in the Agreement shall have the same meaning herein.

                                                               Gross                              Value Loanable
All Accounts Receivable
                                                   ------------

            Minus: Ineligible Accounts:
                                                                ------------

Total Eligible Accounts Receivable:                                             85%         $
                                                   ------------                              -----------------------


A.  Citrus Oils and Essences
            Lower of
              (i)   30 Day Average Sale Price
                     or
              (ii) Average of Last Three (3) Sales                              60%         $
                                                                                             -----------------------

B.  FCOJ
      Inventory
            Lower of
              (i)  Average of last 30 days' sales
                    or
              (ii) Near term futures contract                                   80%         $
                                                   ------------                              -----------------------



EXHIBIT B-PAGE 1

C.  NFC Inventory
            Lower of
              (i) 30 Day Average Sale Price
                     or
              (ii) Average of Last Three (3) Sales  ______  80%         $
                                                                         -----------------------

Total A. plus B. plus C.
                                                                                  $
                                                                                   -----------------------
Combined Borrowing Base:
                                                                                                  $
                                                                                                    =======================

            Plus:      Balance Cash Collateral
                                                                                  $
                  Account at Rabobank                                              -----------------------


TOTAL AVAILABILITY:
                                                                                                  $
                                                                                                    =======================

            Minus: GISE Loans Outstanding                                $
                                                                          -----------------------

Net Amount Available:                                                             $
                                                                                   =======================

(All amounts in Dollars, currency of the United States of America)

                                   Grupo Industrial Santa Engracia, S.A. de C.V.



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                             -----------------------------------


EXHIBIT B-PAGE 2